VBI VACCINES

CORPORATE OVERVIEW

NASDAQ: VBIV

MARCH 2018

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this presentation that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively "forward-looking statements"). The company cautions that such statements involve risks and uncertainties that may materially affect the company's results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the company's ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the company's products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to the company, is set forth in the Company's filings with the Securities and Exchange Commission and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2018, and filed with the Canadian security authorities at sedar.com on February 26, 2018, and may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

1. Introduction to VBI Vaccines

VBI Vaccines Global Footprint


Ireland
London
Netherlands
Berlin
Poland
Belarus
Germany
Belgium
Prague
Paris
Czech Rep
Vienna
Slovakia
Ukraine
France
Austria
Hungary
Moldova
Romania
Croatia
Serbia
Black Sea
Italy
Rome
Bulgaria
Portugal
Madrid
Spain
Barcelona
Istanbul
Greece
Turkey
Tyrrhenian Sea
Mediterranean Sea
Tunisia
Syria
Israel
Jordan
Morocco
Algeria
North Atlantic Ocean
QUEBEC
Ottawa
Toronto
NEW YORK
NOVA SCOTIA
PENN
Philadelphia
NORTH CAROLINA
VIRGINIA
vbi

HEADQUARTERS – CAMBRIDGE, MA

- CEO, CSO, CBO + 3 FTEs
- Central location in biotechnology hub

RESEARCH OPERATIONS – OTTAWA, CANADA

- CMO, Finance + ~25 FTEs
- World-class R&D team and facility

MANUFACTURING FACILITY – REHOVOT, ISRAEL

- ~65 FTEs
- GMP manufacturing facility for the production of Sci-B-Vac®

VBI Vaccines Leadership

MANAGEMENT

Jeff Baxter
President & CEO
gsk GlaxoSmithKline; THE COLUMN GROUP

Dr. David Anderson, Ph.D.
Chief Scientific Officer
HARVARD MEDICAL SCHOOL

Dr. Francisco Diaz-Mitoma, M.D., Ph.D.
Chief Medical Officer
AMRIC Advanced Medical Research Institute of Canada

Nell Beattie
Chief Business Officer
ARTISAN Healthcare Consulting; Tuck School of Business at Dartmouth

BOARD OF DIRECTORS

Dr. Steven Gillis
Chairman of the Board
ARCH Venture Partners; immunex

Dr. Michel De Wilde, Ph.D.
gsk GlaxoSmithKline; SANOFI

Tomer Kariv
PONTIFAX

Steven Rubin
OPKO

Adam Logal
OPKO

Scott Requadt, JD
clarus Ventures

VBI Vaccines Pipeline

Multiple Opportunities in Infectious Disease and Oncology

	LEAD	PRE-CLINICAL	PHASE I	PHASE II	PHASE III	APPROVED	STATUS
INFECTIOUS DISEASE							
Sci-B-Vac® (Hepatitis B) *(Licensed in 15 countries)*							Enrolling Phase III Headline Ph III data expected mid-2019
eVLP **Cytomegalovirus (CMV)**							Final Ph I data expected mid-2018
eVLP **Zika**							Preclinical work ongoing
IMMUNO-ONCOLOGY							
eVLP **Glioblastoma Multiforme (GBM)**							Enrolling Phase I/IIa FPFD occurred Jan 2018
eVLP **Medulloblastoma**							IND filing expected 2018

Recent Key Achievements

DECEMBER 2016 – MARCH 2018

January 2018	First GBM patient dosed in Phase I/IIa clinical study of VBI-1901
December 2017	First subject vaccinated in Phase III clinical program for Sci-B-Vac® (Hepatitis B)
October 2017	Closed Public Offering and concurrent Registered Direct Offering for aggregate proceeds of $71.9MM
August 2017	FDA acceptance of IND and receipt of Health Canada "No Objection Letter" for Sci-B-Vac® Phase III clinical program
August 2017	FDA acceptance of IND for GBM Phase I/IIa clinical study
July 2017	Announcement of positive interim data from CMV Phase I study
July 2017	Announcement of Sci-B-Vac® Phase III clinical program design following positive discussion with FDA, EMA, and Health Canada
June 2017	Addition of VBI to Russell 2000® and 3000® Indexes
December 2016	Closed $23.6MM financing from Perceptive Advisors

2. Sci-B-Vac®: Hepatitis B

Hepatitis B Unmet Need

Reported US Hepatitis B Vaccination Coverage – 2015 *(≥ 3 doses)*	
Otherwise Healthy	
Adults aged ≥ 19 years	24.6%
Adults aged 19-49 years	32.0%
Adults age ≥ 50 years	16.5%
High-Risk	
Chronic Liver Conditions	27.4%
Diabetics – Age 19-59 years	24.4%
Diabetics – Age ≥ 60 years	12.6%
Healthcare Providers ≥ 19 years	64.7%

- Seroconversion rates with current 2nd generation hepatitis B vaccines significantly decline in both the elderly and the high-risk subpopulations
- The need for a next-generation hepatitis B vaccine represents an annual **global market opportunity of approximately $600M - $800M**

Source: 2015 CDC Surveillance of Vaccination Coverage Among Adult Populations

Existing High Unmet Need in Specific Populations

SEROCONVERSION RATES WITH CURRENT VACCINES FALL DRAMATICALLY WITHIN THE ELDERLY AND HIGH-RISK PATIENT POPULATIONS

Anti-HBs Seroconversion Rates After Hepatitis B Vaccination	
Neonates	> 95%
Age 2 - 19	~99%
Age 20 - 29	~95%
Age 30 - 39	~90%
Age 40 - 49	~85%
Age 50 - 59	~70%
Age 59+	~50%
Renal failure, HIV infection, other immunosuppression	50-70%
Liver Disease	60-70%

Sources: WHO - http://www.who.int/csr/disease/hepatitis/whocdscsrlyo20022/en/index4.html

Sci-B-Vac® Overview

ONLY COMMERCIAL HBV VACCINE KNOWN TO MIMIC ALL THREE VIRAL SURFACE ANTIGENS – ALREADY SAFELY USED IN 500,000+ PATIENTS

- Sci-B-Vac® achieves rapid onset of protection, with high levels of anti-HBV antibodies (HBsAb), at a lower dosage than competing vaccines





	2ND GENERATION VACCINES	SCI-B-VAC®
Viral antigens mimicked:		
S Protein	✔	✔
Pre-S1		✔
Pre-S2		✔
Adjuvant:	Next-generation Adj. (e.g. TLRs)	Alum
Derivation:	rDNA yeast	Mammalian cell

- Pre-S1 antigen induces key neutralizing antibodies that block virus receptor binding
- Sci-B-Vac® is currently approved in Israel as the neonate standard of care, and is licensed in an additional 14 other countries as a prophylactic vaccine in pediatrics and adults

Sci-B-Vac® Existing Safety and Efficacy Data Package

EXTENSIVE CLINICAL DEVELOPMENT SUPPORTS PHASE III DESIGN

- Product distribution data globally estimates that over 500,000 infants and adults have been vaccinated with Sci-B-Vac®
- In the last two decades, 22 clinical trials have been completed using the current and/or prior formulations of Sci-B-Vac®
  - Approximately 2,000 subjects have received the current formulation of Sci-B-Vac® in clinical trials
- A total of seven Sci-B-Vac® clinical trials have been conducted in healthy adults
- In head-to-head comparative trials, all formulations of Sci-B-Vac® have consistently achieved higher rates of seroprotection earlier in adult populations compared to currently licensed hepatitis B vaccines

Sci-B-Vac® Demonstrated Superior Seroprotection Rates in Older Adults

Stratification by Age of Study 38-96-040 Demonstrates Significantly Improved Potency in Older Adults

Seroprotection Stratified by Age



Percent HBsAg Seroprotection
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
86.0%
78.3%
96.6%
96.0%
Engerix B <= 45 (n = 136)
Engerix B > 45 (n = 115)
Sci-B-Vac <= 45 (n = 118)
Sci-B-Vac > 45 (n = 126)
Engerix B <= 45 (n = 136)
Engerix B > 45 (n = 115)
Sci-B-Vac <= 45 (n = 118)
Sci-B-Vac > 45 (n = 126)

Study Reference: Phase III 38-96-040

Interim Data from Israeli Phase IV Study Reinforces Strength of Sci-B-Vac® Potency in Adult Populations & Potential for Rapid Seroprotection



SCI-B-VAC® PHASE IV STUDY IN ISRAELI ADULTS (AGE 18-40, N=88)
SEROPROTECTION (>10 IU/ML)
100%
80%
60%
40%
20%
0%
56.8%
91.9%
98.8%
Month 1
30-days post 1st vaccination
Month 2
30-days post 2nd vaccination
Month 3
60-days post 2nd vaccination

Study Reference: Phase IV – SciB018

Phase III Clinical Program

- **Target Population:** ~4,800 adults age 18 years and older
- **Expected Duration:** 15 Months
- **Clinical Trial Sites:** ~40 sites across the US, Europe, and Canada
- **Design:** Two concurrent Phase III studies:
    1. PROTECT : Safety and immunogenicity study (n=1,600)
    2. CONSTANT : Lot-to-lot consistency study (n=3,200)
- **Control Vaccine:** Engerix-B® (GSK)
- **Start Date:** Enrollment initiated in Q4 2017
- **Expected Headline Data Readout:** Mid-2019

3. eVLP Portfolio Programs

eVLPs are a 3rd-Generation Class of Synthetic Vaccines

- eVLPs are the same size and structure as enveloped viruses; present antigens in their natural state for an improved immune response
- The foundation of the eVLP Platform is a stable, protein-based core on which additional vaccine antigens of interest can be added


eVLP
Antigenic Protein
Natural Lipid Bilayer
No Infectious Genetic Machinery
Gag Protein



Electron Microscopy image of VBI's CMV eVLPs captured at Scripps Institute.

3. eVLP Portfolio Programs
a. CMV

Congenital CMV is a Leading Public Health Priority

U.S. CHILDREN BORN WITH OR DEVELOPING LONG-TERM MEDICAL CONDITIONS



Congenital CMV Disease
Fetal Alcohol Syndrome
Down Syndrome
Spina Bifida / Anencephaly
Pediatric HIV / AIDS
Invasive Hib
0
1,000
2,000
3,000
4,000
5,000
6,000
Incidence per year
CMV affects more live births than Down Syndrome or Fetal Alcohol Syndrome

Sources: Cannon, M.J., and K.F. Davis, 2005. Washing our hands of the congenital cytomegalovirus disease epidemic. BMC Public Health 5:70; CDC website; Stratton KR et al, Committee to Study Priorities for Vaccine Development, Inst. Of Med., Washington DC

Congenital CMV is a Leading Public Health Priority

- Each year, approximately **30,000 infants are born with CMV infection**, of which 5,000+ U.S. infants will develop permanent problems including deafness, blindness, and developmental delays
- In the U.S., the direct economic costs of CMV infection **exceeds $3.0B annually**
- The vaccination regimen would be:
  - For all adolescent girls:
    - 3-dose course of vaccine
  - When planning a family:
    - If adolescent course of vaccine received → 1 booster shot
    - If adolescent course of vaccine not received → 2 booster shots
- This correlates to a **$1B U.S. annual market with a $5B "catch-up" market**

Source: U.S. Centers for Disease Control and Prevention; Marsico 2017, "Congenital Cytomegalovirus Infection: Advances and Challenges in Diagnosis, Prevention, and Treatment", NCBI Ital J Pediatr 2017; 43:38

eVLP Presentation Improves CMV Vaccine Potency

Presentation of gB antigen in an eVLP improves relevant functional CMV neutralizing responses relative to recombinant gB protein

PRECLINICAL RESULTS

- Neutralizing antibodies (nAb) are the desired functional immune response for prophylaxis
- gB in eVLP generates higher levels of CMV nAbs than recombinant (gB)
- eVLPs potency is not dependent on powerful adjuvants; FDA approved alum is sufficient



Neutralizing antibody titers for mice immunized with comparable doses of Recombinant gB of optimized gB eVLPs (VBI-1501)
50% Epithelial cell nAb Titer (1/x)
10,000
1,000
100
10
1
VBI-1501
Recombinant gB
gB-G eVLPs (VBI-1501)

Source: VBI Studies: 15BC04, 15BC19, 15BC39

CMV Phase I Clinical Study Overview

Opportunity for Immunologic Human Proof of Concept with Ph I Data

STUDY DESIGN

- **Target Population:** 128 CMV-Negative Healthy Adults (18-40 yrs)
- **Design:** Staggered Enrollment with Vaccinations at 0, 2, and 6 Months
- **Duration:** 20 Months
- **Interim Data Read-Out:** Based on samples collected 1 month after 2nd dose
- **Final Data Read-Out:** Expected H1 2018
- **Primary Endpoint:** Safety and Tolerability
- **Secondary Endpoints:**
    - gB binding titers
    - nAb titers in fibroblast and epithelial cells
    - gB antibody avidity measurement

Interim Phase I Immunogenicity Signals (1)

BASED ON SUBJECT SAMPLES COLLECTED 1 MONTH AFTER 2ND VACCINATION

After two vaccinations, immunization of subjects with the highest dose of VBI-1501A (2.0µg) induced:

- Seroconversion* in 100% of subjects
- Adjuvant (alum) enhances immunogenicity
- Neutralizing antibody titers against epithelial cell infection in 17% of subjects



GMT
100000
10000
1000
Placebo
VBI-1501A (0.5µg gB)
VBI-1501A (1µg gB)
VBI-1501A (2µg gB)
VBI-1501 (1µg gB)

*Seroconversion defined as 4x-fold above baseline titer (industry convention)

Interim Phase I Immunogenicity Signals (2)

BASED ON SUBJECT SAMPLES COLLECTED 1 MONTH AFTER 2ND VACCINATION

Clear dose-dependent boosting of response:



Fold-increase
0
5
10
15
20
25
Placebo
VBI-1501A (0.5µg gB)
VBI-1501A (1µg gB)
VBI-1501A (2µg gB)
VBI-1501 (1µg)

Fold-increase is based on comparison of antibody binding GMTs at day 56 (post 1st vaccination) vs. day 84 (1 month post 2nd vaccination)

Interim Phase I Data Summary

- VBI-1501A is safe and well tolerated at all doses tested
- VBI-1501A is immunogenic after 2 doses
  - Evidence of strong boosting in antibody titers observed, which is dose-dependent
  - Observed neutralizing antibodies against epithelial cell infection in some subjects is encouraging at this early interim time point
  - Formulation with alum clearly enhances immunogenicity
  - Highest dose tested (2.0μg) is 1/10th that of several other licensed VLP-based vaccines and past CMV candidates
- Generation of neutralizing antibodies against epithelial cell infection has been a challenge of past CMV vaccines
- Neutralizing antibody and binding titers will be reported after the 3rd immunization, results expected mid-2018

3. eVLP Portfolio Programs
b. GBM

Therapeutic GBM Candidate Builds on Prophylactic CMV Candidate (VBI-1501A) by Adding an Internal pp65 Protein to Elicit a Th1 Response


gB Envelope
'Foreign' Viral Antigen
pp65 'Foreign'
Viral Antigen

Attributes		Monovalent gB for Prophylaxis	Bivalent – pp65 for Therapeutic Immuno-Oncology
Present antigen in natural conformation		+++	+++
Broadly Reactive Neutralizing Antibodies		+++	+++
Polyvalent Immune Response			++
Potent Th1 Cellular Immunity for Therapeutic Applications	CD4+	++	+++
	CD8+		++

Poor Immunogenicity of Traditional Tumor-Associated Antigens (TAAs) has Limited Past Therapeutic Cancer Vaccines


IMMUNOGENICITY
"Self" TAAs
Neoantigens
"Foreign" Viral TAAs
LOW
HIGH

VIRAL CMV ANTIGENS ARE OVER-EXPRESSED (>90%) IN MULTIPLE SOLID TUMORS, INCLUDING:

- Glioblastoma (GBM)[1]
- Medulloblastoma[2,3]
- Meningioma[3]
- Breast cancer[4,5]

Sources: [1]Cobbs CS(2013) Curr Opin Oncol 25, 682; [2]Baryawno N(2011) J Clin Invest 121, 4043-4055; [3]Libard S(2014) PLoS ONE 9, e108861; [4]Taher C(2013) J Clin Virol 54, 240; [5]Harkins LE (2010) Herpesviridae 1, 8

VBI-1901: Re-stimulated CD4+ and CD8+ T-cell Responses in CMV-positive Human Subject *Ex Vivo*

- Fresh PBMCs stimulated with VBI-1901 vs recombinant antigens
- eVLPs rapidly restimulate both CD4+ & CD8+ T-cell responses
- eVLP presentation enhances stimulation relative to matched recombinant antigen

Restimulation of CD4+ & CD8+ T-cells in Ex Vivo Human Samples



Frequency of Response (%)
CD4+IFN-γ+
CD8+IFN-γ+
1.0
0.8
0.6
0.4
0.2
0.0
2.5
2.0
1.5
1.0
0.5
0.0
VBI-1901
Recombinant gB+pp65
VBI-1901
Recombinant gB+pp65

VBI-1901 Induction of CCL3 in *Ex Vivo* PBMCs from CMV-positive Healthy Subjects and Patients with Solid Tumors



CCL3 Secretion (pg/ml)
10^5
10^4
10^3
10^2
10^1
CMV+ Healthy
GBM
Medulloblastoma
Breast



CCL3 Secretion
Strength of Response (% of total T cell response)
15
10
5
0
CMV+ Healthy
GBM

- PBMCs from CMV+ healthy subjects or patients with GBM, medulloblastoma, or breast cancers were stimulated for 36 hours with gB/pp65 eVLPs+GM-CSF (VBI-1901) or empty eVLPs+GM-CSF, at which time CCL3 production was measured by ELISA
- VBI-1901-induced responses were compared to stimulation of all T cells (PHA stimulation) to estimate the strength of the vaccine-induced responses *ex vivo*

GBM Phase I/IIa Clinical Study Overview

TRIAL DESIGN

- Two-part, multi-center, open-label, dose-escalation study of VBI-1901 in patients with recurrent GBM (rGBM)
- **Part A:**
  - Dose-escalation phase to define the safety, tolerability, and optimal dose level of VBI-1901
  - N = up to 18 patients
  - First patient, first dose administered Jan 2018
- **Part B:**
  - A subsequent extension of the optimal dose level, as defined in the dose escalation phase
  - N = up to 10 additional patients in an expanded cohort

4. Summary

Value Proposition for VBI Vaccines

KEY VALUE DRIVERS IN NEXT 18 MONTHS:

1. ***Sci-B-Vac®***: *Phase III Program in the U.S., Europe, and Canada*
   Enrollment initiated in Q4 2017, headline results expected mid-2019

2. ***CMV***: *Phase I Clinical Study*
   Final results expected mid-2018

3. ***GBM***: *Phase I/IIa Clinical Study*
   First patient, first dose occurred in Jan 2018, initial correlations between immunologic/biomarker data and clinical outcomes expected H2 2018, 6-month overall survival and progression-free survival expected H1 2019

VBI Vaccines Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031
info@vbivaccines.com